UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2006
LIN TV Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31311	05-0501252

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations
     On March 16, 2006, LIN TV Corp. issued a press release reporting that its financial results news release issued on February 15, 2006 incorrectly disclosed a provision for income taxes for the fourth quarter and for the year ended December 31, 2005 due to the finalization of acquisition accounting for the stations acquired in 2005. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (“the Exchange Act”) and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.

Date: March 16, 2006	By:	/s/ William A. Cunningham

Name: William A. Cunningham
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 16, 2006